                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               Gregory McGreevey

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Gregory McGreevey                                 Dated as of February 23, 2011
       ----------------------------------------------------
       Gregory McGreevey

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 23, 2011
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                               David N. Levenson

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David N. Levenson                                 Dated as of February 23, 2011
       ----------------------------------------------------
       David N. Levenson

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 23, 2011
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                David G. Bedard

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ David G. Bedard                                   Dated as of March 1, 2011
       ----------------------------------------------------
       David G. Bedard

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of March 1, 2011
Filed on Form S-6
File Numbers:

333-114401
333-114404

                        HARTFORD LIFE INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Beth A. Bombara

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, Christopher M. Grinnell, Sadie R. Gordon and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form S-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

By:    /s/ Beth A. Bombara                                   Dated as of February 23, 2011
       ----------------------------------------------------
       Beth A. Bombara

                                   APPENDIX A

Hartford Life Insurance Company Power of Attorney
Dated as of February 23, 2011
Filed on Form S-6
File Numbers:

333-114401
333-114404